                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event report) JUNE 15, 1999

              First Union National Bank (as Representative under a
            Sale and Servicing Agreement dated as of August 31, 1998
                           providing for the issuance
                  of The Money Store Trust, Series 1998-C) and
                       each of the Originators listed on
                          Schedule A attached hereto.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          *                            033-32775                     *
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State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                    File Number)              ID Number)


            c/o First Union National Bank, 401 South Tryon Street - NC1179
                              Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568
                                                           --------------

       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)


* See Schedule A

Item 5            Other Events

Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

Item 7            Financial Statements and Exhibits


Item 601 (a) of Regulation

S-K Exhibit Number
------------------
20.1     Monthly Statements to Class A Certificate holders with respect to the
         JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: /s/ Robert Ashbaugh
   --------------------
Name: Robert Ashbaugh
Title: Vice President                                  Dated: February 20, 2001

                                 Exhibit Index

20.1 Monthly Statements sent to Class A Certificate holders with respect to the JUNE 15, 1999 TO MAY 15, 2000 Remittance Dates.

                                   Schedule A


                                            State of                            IRS Employer
Registrant                                  Incorporation                       ID Number
----------                                  -------------                       ------------
TMS Mortgage Inc.                           New Jersey                          22-3217781
The Money Store/D.C. Inc.                   D.C.                                22-2133027
The Money Store/Kentucky Inc.               Kentucky                            22-2459832
The Money Store Home Equity Corp.           Kentucky                            22-2522232
The Money Store/Minnesota Inc.              Minnesota                           22-3003495